UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                              Hercules Incorporated
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               (Name of Registrant as Specified In Its Charter)

                                       N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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On March 27, 2001, Hercules Incorporated issued the following press release:


                           HERCULES CHAIRMAN ADDRESSES
                          EMPLOYEE CLUBS IN WILMINGTON

WILMINGTON, DE, MARCH 27, 2001 ... Thomas L. Gossage chairman and chief executive officer of Hercules Incorporated (NYSE: HPC) this morning addressed a group of 700 company employees and retirees. He spoke at the invitation of the employee clubs in Wilmington following their annual awards ceremony.

Excerpts from Mr. Gossage's remarks are available on the Hercules web site at www.herc.com/shareholderinfo/3Bakers.htm.

                                    # # #

Hercules manufactures chemical specialties used in making a variety of products for home, office and industrial markets. For more information, visit the Hercules website at www.herc.com.


Hercules filed a preliminary proxy statement with the United States Securities and Exchange Commission on March 12, 2001, as amended on March 16, 2001 and March 26, 2001, in connection with its 2001 annual meeting of shareholders. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of Hercules shareholders for the 2001 annual meeting, and their interests in the solicitations, are set forth in the preliminary proxy statement. Hercules will be filing a definitive proxy statement and other relevant documents. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other related documents filed by Hercules at the Commission's website at WWW.SEC.GOV or at the Commission's public reference room located at 450 Fifth Street, NW, Washington D.C 20549 or at one of the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information of the public reference rooms. When available, the definitive proxy statement/prospectus and the other documents may also be obtained from Hercules by contacting Hercules Incorporated, Attention: Allen Spizzo, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001.

Mr. Gossage's remarks, as they appear on Hercules Incorporated's website, follow:


      HERCULES EMPLOYEE CLUBS ANNUAL INVITATION EVENT RECOGNITION AWARDS
                                 WILMINGTON, DE
                             TUESDAY, MARCH 27, 2001


                  EXCERPTS FROM THOMAS L. GOSSAGE'S REMARKS

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The Eastman transaction is on target to close within the next several weeks. We are delayed slightly by a regulatory hurdle in Europe. I am pleased we were able to move forward on this transaction. I believe it will benefit both companies, as well as our people in Resins.

We are also continuing with plans to divest other components of our Resins business. We are in the final negotiation stages for Peroxys and expect to sign on this divestiture soon, with closing to occur during the next few months.

We are currently talking to prospective buyers and making management presentations regarding our Brunswick operations. That process should continue to unfold throughout the second quarter.

We are actively reevaluating and assessing all possibilities for the future of FiberVisions.

As regards the overall strategic course we initiated in November, that process continues.

In November, I expressed my belief that joining with another company is the best path for Hercules, one that would provide maximum value and opportunities for our employees, for our customers and for our shareholders - all our shareholders.

I still believe that. In the long-term, size is critical to remain profitable and competitive in the chemical industry. I remain committed to that decision - that a sale or merger best fulfills our Company's interests.

We are moving through critical stages of discussions with third parties who are interested in either parts or all our businesses. Due to the sensitive nature of this process we must exercise caution in releasing information prematurely.

Let me remind you, as I said when earlier negotiations fell through with Eastman
 ... there is always a possibility that we will encounter some bumps and surprises as we go forward. Delays happen and as in the case with Eastman, that can be costly. More important, as with Resins and FiberVisions, we will not go forward unless we receive fair value. In the event that we are unable to conclude the sale or merger of Hercules in a reasonable timeframe ... we will discontinue the process.

                                    # # #


The foregoing remarks contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, reflecting management's current analysis and expectations, based on reasonable assumptions. Because these forward-looking statements are subject to risks and uncertainties, actual results could differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors such as business climate, economic and competitive uncertainties, higher manufacturing costs, including raw material costs, reduced level of customer orders, changes in strategies, failure to complete transactions, risks in developing new products and technologies, environmental and safety regulations and clean-up costs, foreign exchange rates, adverse legal and regulatory developments, adverse changes in economic and political climates around the world and other risk factors detailed in Hercules' reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised or updated as circumstances change.


Hercules filed a preliminary proxy statement with the United States Securities and Exchange Commission on March 12, 2001, as amended on March 16, 2001 and March 26, 2001, in connection with its 2001 annual meeting of shareholders. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of Hercules shareholders for the 2001 annual meeting, and their interests in the solicitations, are set forth in the preliminary proxy statement. Hercules will be filing a definitive proxy statement and other relevant documents. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other related documents filed by Hercules at the Commission's website at WWW.SEC.GOV or at the Commission's public reference room located at 450 Fifth Street, NW, Washington D.C 20549 or at one of the Commission's other public reference rooms in New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information of the public reference rooms. When available, the definitive proxy statement/prospectus and the other documents may also be obtained from Hercules by contacting Hercules Incorporated, Attention: Allen Spizzo, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001.